UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8 – K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2007

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)
(509) 458-3711
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.2
EXHIBIT 99.3

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.01 Completion of Acquisition or Disposition of Assets.
       On March 1, 2007, Sterling Financial Corporation (“Sterling”), a Washington corporation, announced that, effective February 28, 2007, it had completed its acquisition of Northern Empire Bancshares (“Northern Empire”), a California corporation, pursuant to the terms of the Agreement and Plan of Merger dated as of September 17, 2006 (the “Merger Agreement”). Under the terms of the Merger Agreement, Northern Empire was merged with and into Sterling, with Sterling being the surviving corporation (the “Merger”). Immediately following the Merger, Northern Empire’s subsidiary financial institution, Sonoma National Bank, was merged with and into Sterling’s subsidiary financial institution, Sterling Savings Bank, with Sterling Savings Bank being the surviving institution (the “Bank Merger”).
       As a result of the Merger, Northern Empire shareholders will receive 0.805 shares of Sterling common stock and $2.71 in cash for each share of Northern Empire common stock that they own. Sterling will issue approximately 9,434,960 million shares of Sterling common stock out of its authorized but unissued shares and pay cash in lieu of fractional shares. The aggregate purchase price for the transaction was approximately $335 million at the time of the public announcement of the Merger, September 19, 2006.
       The preceding description is qualified in its entirety by reference to the Merger Agreement and a press release, both of which are incorporated herein by reference. See Exhibits 2.1 and 99.1.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     The Audited Consolidated Balance Sheets as of December 31, 2006 and 2005 and the Audited Consolidated Statements of Income for the years ended December 31, 2006, 2005 and 2004 of Northern Empire are filed herewith. See Exhibit 99.2.
(b)	Pro Forma Financial Information.
     (i) The Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of December 31, 2006 for Sterling and Northern Empire is filed herewith. See Exhibit 99.3.
     (ii) The Unaudited Pro Forma Combined Condensed Consolidated Statement of Income for the year ended December 31, 2006 for Sterling and Northern Empire is filed herewith. See Exhibit 99.3.
(c)	Exhibits.
2.1	Agreement and Plan of Merger dated September 17, 2006 by and among Sterling and Northern Empire (incorporated herein by reference to Annex A of the Registration Statement on Form S-4, as amended (Commission file number 333-139222), first filed by Sterling on December 8, 2006).

99.1	Press Release dated March 1, 2007 (incorporated herein by reference to Current Report on Form 8-K (Commission file number 000-20800), filed by Sterling on March 2, 2007).

99.2	Financial Statements of Northern Empire for the years ended December 31, 2006, 2005 and 2004. Filed herewith.

99.3	Unaudited Pro Forma Combined Condensed Consolidated Statements of Financial Condition and Income for Sterling and Northern Empire. Filed herewith.

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S I G N A T U R E
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

May 14, 2007	By:	/s/ Robert G. Butterfield

Date		Robert G. Butterfield
Vice President, Controller and
Principal Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated September 17, 2006 by and among Sterling and Northern Empire (incorporated herein by reference to Annex A of the Registration Statement on Form S-4, as amended (Commission file number 333-139222), first filed by Sterling on December 8, 2006).

99.1	Press Release dated March 1, 2007 (incorporated herein by reference to Current Report on Form 8-K (Commission file number 000-20800), filed by Sterling on March 2, 2007).

99.2	Financial Statements of Northern Empire for the years ended December 31, 2006, 2005 and 2004. Filed herewith.

99.3	Unaudited Pro Forma Combined Condensed Consolidated Statements of Financial Condition and Income for Sterling and Northern Empire. Filed herewith.

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